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                                                                    EXHIBIT 10.4

                                  NOVATION DEED

                           TELSTRA CORPORATION LIMITED
                               ABN 33 051 775 556

                             SR TELECOM PTY LIMITED
                                 ACN 098 195 165

                    LUCENT TECHNOLOGIES AUSTRALIA PTY LIMITED
                               ABN 44 002 326 687

                     NETWORK DESIGN AND CONSTRUCTION LIMITED
                               ABN 64 086 174 781

                                                            21 SEPTEMBER 2001
                                                            REF: CC.PAD.12997901
                                        (C) BLAKE DAWSON WALDRON 2001

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                                    CONTENTS

1.       INTERPRETATION                                                          1

1.1      Definitions                                                             1
1.2      Terms defined in the Document                                           2
1.3      Rules for interpreting this deed                                        2
1.4      Business Days                                                           3

2.       NOVATION                                                                3

3.       REPRESENTATIONS AND WARRANTIES                                          4

3.1      Representations and warranties of each party                            4
3.2      Representations by Current Party                                        5
3.3      Representations by Continuing Party                                     5
3.4      Representations by Contractor                                           6
3.5      Reliance on representations and warranties                              6

4.       NOTICES                                                                 6

4.1      How to give a notice                                                    6
4.2      When a notice is given                                                  7
4.3      Address for notices                                                     7

5.       GENERAL                                                                 7

5.1      Governing law                                                           7
5.2      Liability for expenses                                                  8
5.3      Giving effect to this deed                                              8
5.4      Amendment                                                               8
5.5      Counterparts                                                            8
5.6      Attorneys                                                               8
5.7      Entire agreement                                                        8

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                                  NOVATION DEED

DATE 21 September 2001

PARTIES

         TELSTRA CORPORATION LIMITED ABN 33 051 775 556 ("CONTINUING PARTY")

         SR TELECOM PTY LIMITED ACN 098 195 165 ("NEW PARTY")

         LUCENT TECHNOLOGIES AUSTRALIA PTY LIMITED ABN 44 002 326 687 ("CURRENT PARTY")

         NETWORK DESIGN AND CONSTRUCTION LIMITED ABN 64 086 174 781
         ("CONTRACTOR")

RECITALS

A. The Continuing Party, Contractor and the Current Party are parties to the Document.

B. As part of the execution of the Sale and Purchase Agreement, the New Party is to be substituted for the Current Party under the Document on the terms and conditions set out below.

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply in this deed unless the context makes it clear a definition is not intended to apply.

         "AUTHORISATION" means any authorisation, consent, declaration, exemption, notarisation or waiver, however it is described, including any renewal of or amendment to any of them.

         "BUSINESS DAY" means a day that is not a Saturday, Sunday or public holiday in Melbourne, Victoria, Australia.

         "CLAIMS" means any court, tribunal, arbitration or mediation process.

         "DOCUMENT" means the deed of novation and assumption entered into by the Continuing Party, the Contractor and the Current Party dated 12 July 2001 that relates to the product supply agreement number 900622 entered into by the Continuing Party and the Current Party dated 12 July 2001.

         "EFFECTIVE DATE" means, subject to clause 2(c), 21 September 2001.

         "GOVERNMENT AGENCY" means:

         (a)      a government or government department or other body;

         (b)      a governmental, semi-governmental or judicial person; or

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         (c)      a person (whether autonomous or not) who is charged with the administration of a law.

         "GST" means the tax imposed by the A New Tax System (Goods and Services Tax} Act 1999 (Cth).

         "PARENT GUARANTEE" means the guarantee and indemnity entered into by the Continuing Party and the New Party dated on or about the day this deed is executed pursuant to which SR Telecom Inc. (among other things) guarantees the obligations of the New Party under or in connection with the Document.

         "SALE AND PURCHASE AGREEMENT" means the agreement between SR Telecom SAS of France and Lucent Technologies France dated on or about the same day as the Effective Date which effects the purchase by SR Telecom SAS of the business unit owned by Lucent Technologies France known as "Wireless Access Solutions".

         "TAX" means a tax, levy, duty, charge, deduction or withholding (however it is described and including, without limitation, GST) that is imposed by a Government Agency, together with any related interest, penalty, fine or other charge, other than one that is imposed on net income.

1.2      TERMS DEFINED IN THE DOCUMENT

         Terms that are not defined in clause 1.1 and that are defined in the Document (as amended by this deed) have the same meaning in this deed.

1.3      RULES FOR INTERPRETING THIS DEED

         Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this deed, except where the context makes it clear that a rule is not intended to apply.

         (a)      A reference to:

                  (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

                  (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

                  (iii) a party to this deed or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

                  (iv) a clause or Schedule is to a clause of or Schedule to this deed;

                  (v) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

                  (vi) anything (including a right, obligation or concept) includes each part of it.

         (b)      A singular word includes the plural, and vice versa.

                                                                              2.

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         (c)      A word which suggests one gender includes the other genders.

         (d) If a word is defined, another part of speech has a corresponding meaning.

         (e) If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

         (f) The word "AGREEMENT" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

1.4      BUSINESS DAYS

         If the day on or by which a person must do something under this deed is not a Business Day:

         (a) if the act involves a payment that is due on demand, the person must do it on or by the next Business Day; and

         (b) in any other case, the person must do it on or by the previous Business Day.

2.       NOVATION

         (a)      Subject to clause 2(c), with effect on and from the Effective
                  Date:

                  (i)      (A)      the New Party has rights against, and owes
                                    obligations to, the Continuing Party and the Contractor in connection with the Document;
                                    and

                           (B) the Continuing Party and the Contractor have rights against, and owe obligations to, the New Party in connection with the Document,

                           as if the New Party had been a party to the Document instead of the Current Party;

                  (ii) the Continuing Party and the Current Party have no further rights against each other or obligations to each other in connection with the Document; and

                  (iii) the Contractor and the Current Party have no further rights against each other or obligations to each other in connection with the Document,

                  and the New Party becomes a party to the Document in place of the Current Party, in accordance with clause 2(b).

         (b) Clause 2(a) applies to all rights and obligations between the Current Party, Contractor and the Continuing Party (whether present or future, actual or contingent), including rights or obligations that arise on or before the Effective Date.

         (c) This deed has no force or effect until such time as the Continuing Party notifies the New Party that the Continuing Party has received an opinion from its lawyers

                                                                              3.

                  regarding the enforceability of this deed and the Parent Guarantee in a form and substance acceptable to the Continuing Party.

         (d) For the avoidance of doubt, payments not yet made by the Continuing Party or the Contractor to the Current Party under the Document as at the Effective Date shall be made by the Continuing Party or the Contractor (as the case may be) to the New Party when due under the Document.

         (e) Notices from the Continuing Party or the Contractor to the Current Party under the Document shall be sent by the Continuing Party or the Contractor (as the case may be) to the New Party at the address set out in clause 4.3.

3.       REPRESENTATIONS AND WARRANTIES

3.1      REPRESENTATIONS AND WARRANTIES OF EACH PARTY

         Each party represents and warrants as at the Effective Date that:

         (a)      it is a company limited by shares under the Corporations Act;

         (b)      it has full legal capacity and power:

                  (i) to own its property and assets and to carry on its business; and

                  (ii) to enter into this deed and to carry out the transactions that it contemplates;

         (c) it has taken all corporate action that is necessary or desirable to authorise its entry into this deed and to carry out the transactions that it contemplates;

         (d)      it holds each Authorisation that is necessary or desirable:

                  (i) to execute this deed and to carry out the transactions that it contemplates; and

                  (ii) to ensure that this deed is legal, valid, binding and admissible in evidence,

                  and it is complying with any conditions to which any of these Authorisations is subject;

         (e) this deed constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors' rights generally), subject to any necessary stamping or registration;

         (f) neither its execution of this deed, nor the carrying out by it of the transactions that it contemplates, does or will:

                  (i) contravene any law to which it or any of its property is subject or any order of any Government Agency that is binding on it or any of its property;

                  (ii)     contravene any Authorisation;

                                                                              4.

                  (iii) contravene any undertaking or instrument binding on it or any of its property; or

                  (iv)     contravene its constitution; and

         (g) it is not entering into this deed as trustee of any trust or settlement.

3.2      REPRESENTATIONS BY CURRENT PARTY

         The Current Party represents and warrants as at the Effective Date that:

         (a)      the Document has not been varied;

         (b) no party to the Document has waived performance of any provision of the Document or any right of the party under or in relation to the Document;

         (c) there are no Claims by the Continuing Party or the Contractor against the Current Party under or in relation to the Document which have not been satisfied in full; and

         (d) to the best of its knowledge, information and belief, there is not any matter, fact or circumstance in existence which:

                  (i) constitutes a breach by the Current Party, the Contractor or the Continuing Party of the Document;

                  (ii) entitles the Continuing Party or the Contractor to claim under an indemnity in the Document; or

                  (iii) entitles the Continuing Party or the Contractor to withhold or delay payment of any money under the Document, reduce an amount payable to the Current Party under the Document, set off any sum against money payable to the Current Party under the Document or claim any compensation, discount, allowance, rebate or credit under the Document.

3.3      REPRESENTATIONS BY CONTINUING PARTY

         The Continuing Party represents and warrants as at the Effective Date that:

         (a)      the Document has not been varied;

         (b) no party to the Document has waived performance of any provision of the Document or any right of the party under or in relation to the Document;

         (c) there are no Claims by the Continuing Party against the Current Party under or in relation to the Document which have not been satisfied in full; and

         (d) to the best of its knowledge, information and belief, there is not any matter, fact or circumstance in existence which:

                  (i) constitutes a breach by the Current Party, Contractor or the Continuing Party of the Document;

                                                                              5.

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                  (ii)     entitles the Continuing Party to claim under an
                           indemnity in the Document; or

                  (iii) entitles the Continuing Party to withhold or delay payment of any money under the Document, reduce an amount payable to the Current Party under the Document, set off any sum against money payable to the Current Party under the Document or claim any compensation, discount, allowance, rebate or credit under the Document.

3.4      REPRESENTATIONS BY CONTRACTOR

         The Contractor represents and warrants as at the Effective Date that:

         (a)      the Document has not been varied;

         (b) no party to the Document has waived performance of any provision of the Document or any right of the party under or in relation to the Document;

         (c) there are no Claims by the Contractor against the Current Party under or in relation to the Document which have not been satisfied in full; and

         (d) to the best of its knowledge, information and belief, there is not any matter, fact or circumstance in existence which:

                  (i) constitutes a breach by the Current Party, Contractor or the Continuing Party of the Document;

                  (ii) entitles the Contractor to claim under an indemnity in the Document; or

                  (iii) entitles the Contractor to withhold or delay payment of any money under the Document, reduce an amount payable to the Current Party under the Document, set off any sum against money payable to the Current Party under the Document or claim any compensation, discount, allowance, rebate or credit under the Document.

3.5      RELIANCE ON REPRESENTATIONS AND WARRANTIES

         Each party acknowledges that the other party has executed this deed and agreed to take part in the transactions that it contemplates in reliance on the representations and warranties that are made in this clause 3.

4.       NOTICES

4.1      HOW TO GIVE A NOTICE

         A notice, consent or other communication under this deed is only effective if it is:

         (a)      in writing, signed by or on behalf of the person giving it;

         (b)      addressed to the person to whom it is to be given; and

         (c)      either:

                                                                              6.

                  (i) delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person's address; or

                  (ii) sent by fax to that person's fax number and the machine from which it is sent produces a report that states that it was sent in full.

4.2      WHEN A NOTICE IS GIVEN

         A notice, consent or other communication that complies with this clause 4 is regarded as given and received:

         (a)      if it is delivered or sent by fax:

                  (i) by 5.00 pm (local time in the place of receipt) on a Business Day - on that day; or

                  (ii) after 5.00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day - on the next Business Day; and

         (b)      if it is sent by mail - on actual receipt.

4.3      ADDRESS FOR NOTICES

         A person's address and fax number are those set out below, or as the person notifies the sender:

         CURRENT PARTY

         Address:          79 Victoria Parade, Collingwood Victoria 3000
                           Australia
         Fax number:       + 61 03 8413 9301
         Attention:        Alexander Woolley

         NEW PARTY

         Address:          1850 Trans Canada Highway, St Laurent, Quebec H45
                           1MS, Canada
         Fax number:       + 514 956 4405
         Attention:        Bruce Robinson

         CONTINUING PARTY

         Address:          6/242 Exhibition Street, Melbourne Victoria 3000
                           Australia
         Fax number:       + 61 03 9574 3577
         Attention:        Manager Supply, Access Equipment, Corporate Supply

         CONTRACTOR

         Address:          20/2 Market Street, Sydney NSW 2000 Australia
         Fax number:       + 61 2 8399 6770
         Attention:        National Manager - Material & Logistics, NDC Head
                           Office

5.       GENERAL

5.1      GOVERNING LAW

         (a) This deed is governed by the law in force in Victoria, Australia.

                                                                              7.

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         (b)      Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Victoria, Australia, and any court that may hear appeals from any of those courts, for any proceedings in connection with this deed, and waives any right it might have to claim that those courts are an inconvenient forum.

5.2      LIABILITY FOR EXPENSES

         The New Party must reimburse each other party on demand for Taxes and reasonable expenses incurred in connection with:

         (a) the negotiation, preparation, execution, stamping and registration of this deed; and

         (b) any amendment to, or any consent, approval, waiver, release or discharge of or under, this deed,

         including legal expenses on a full indemnity basis and expenses incurred in engaging consultants.

5.3      GIVING EFFECT TO THIS DEED

         Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that any other party may reasonably require to give full effect to this deed.

5.4      AMENDMENT

         This deed can only be amended, supplemented, replaced or novated by another document signed by the parties.

5.5      COUNTERPARTS

         This deed may be executed in counterparts.

5.6      ATTORNEYS

         Each person who executes this deed on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

5.7      ENTIRE AGREEMENT

         This deed constitutes the entire agreement between all of the parties concerning the transactions contemplated by this deed and supersedes all negotiations and agreements concerning those transactions. Nothing in this clause 5.7 affects any agreement between the New Party and the Current Party only.

                                                                              8.

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EXECUTED as a deed

SIGNED, SEALED and DELIVERED for
and on behalf of TELSTRA CORPORATION
LIMITED by its authorised representative:
                                          /s/ T. Pearson
                                          ______________________________________
                                          Signature of authorised representative
/s/ Juliet O'Brien
______________________________________    ______________________________________
Signature of witness                      Name

Juliet O'Brien                            T. Pearson
______________________________________    ______________________________________
Name

SIGNED, SEALED and DELIVERED for
and on behalf of SR TELECOM PTY LIMITED
by its authorised representative:         /s/ DAVID ADAMS
                                          --------------------------------------
                                          Signature of authorised representative

/s/ Peter Villani                         DAVID ADAMS
--------------------------------------    --------------------------------------
Signature of witness                      Name

Peter Villani
--------------------------------------    ______________________________________
Name

SIGNED, SEALED and DELIVERED for
and on behalf of LUCENT TECHNOLOGIES
AUSTRALIA PTY LIMITED by its              /s/ G. Sideris
authorised representative:                ______________________________________
                                          Signature of Director

/s/ B. Vogel                              G. Sideris
______________________________________    ______________________________________
Signature of Director                     Name

B. Vogel                                  16/10/01
______________________________________    ______________________________________
Name                                      Date of power of attorney

                                                                              9.

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SIGNED, SEALED AND DELIVERED for
and on behalf of NETWORK DESIGN AND
CONSTRUCTION LIMITED by its authorised    /s/ Phillip Hastings
representative:                           ______________________________________
                                          Signature of authorised representative

/s/ Linda Lattanzio                       Phillip Hastings
______________________________________    ______________________________________
Signature of witness                      Name

Linda Lattanzio
______________________________________    ______________________________________
Name

                                                                             10.